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                                                                   EXHIBIT 10.3




                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment"), dated as of November 15, 2000, is by and between NORTH CENTRAL DEVELOPMENT COMPANY, a Texas corporation (the "Lessor") and HORIZON HEALTH CORPORATION, a Delaware corporation (formerly known as Horizon Mental Health Management, Inc. and hereinafter the "Lessee").

                                   RECITALS:

         WHEREAS, Lessor and Lessee have entered into that certain Lease Agreement dated as of December 20, 1995 (the "Lease Agreement").

         WHEREAS, Lessee, Lessor, The Chase Manhattan Bank (as successor in interest by merger to the Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association, "Bank"), Horizon Mental Health Management, Inc., a Texas corporation ("Borrower") have entered into that certain Letter Loan Agreement dated as of December 20, 1995 (as amended by that certain First Amendment (as defined below), that certain Amendment Letter dated as of June 30, 1998, that certain Second Amendment to Credit Agreement and Third Amendment to Letter Loan Agreement dated as of September 30, 1998, that certain Third Amendment to Credit Agreement and Fourth Amendment to Letter Loan Agreement dated as of November 6, 1998, that certain Fourth Amendment to Credit Agreement and Fifth Amendment to Letter Loan Agreement dated as of October 12, 1999, that certain Sixth Amendment to Letter Loan Agreement dated as of November 15, 2000 and as the same may hereafter be further amended or otherwise modified, the "Loan Agreement").

         WHEREAS, Lessee, Bank in its individual capacity and as agent for itself and the other lending institutions party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), Comerica Bank-Texas, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, and Banque Paribas, Houston Agency have entered into that certain Credit Agreement dated as of December 9, 1997 (as amended, the "Existing Credit Agreement").

         WHEREAS, Lessee, Borrower, the banks party thereto, and Bank as agent are entering into that certain Amended and Restated Credit Agreement, dated as of the date hereof, amending the Existing Credit Agreement in its entirety (herein the "Amended and Restated Credit Agreement").

         WHEREAS, Lessor and Lessee now desire to amend the Lease Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Lease Agreement, as amended hereby.




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                                   ARTICLE 2

                                   Amendment

         Section 2.1 Amendment to the Definitions Utilized in Paragraph 1. Paragraph 1 of the Lease Agreement is modified as follows:

                  (a) the definitions of the following terms are amended in their entirety to read as follows:

                   "Applicable LIBOR Margin" means the "Eurodollar Rate Margin" as such term is defined in that certain Amended and Restated Credit Agreement dated as of November 15, 2000 by and among Horizon Health Corporation, Horizon Mental Health Management, Inc., each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof, and The Chase Manhattan Bank, as such credit agreement exists on November 15, 2000 without giving effect to any amendment or other modification thereto unless amended or otherwise modified with the agreement of Payee and whether or not at any time such credit agreement remains in effect as a valid, binding and enforceable agreement (in such form, herein the "Credit Agreement").

                  "Bank" means The Chase Manhattan Bank (as successor in interest by merger to the Chase Bank of Texas, N.A., formerly known as Texas Commerce Bank National Association), and any successors and assigns thereof.

                  "Borrower" means Horizon Mental Health Management, Inc., a Texas corporation.

                  "Consolidated Entities" means Lessee, Borrower, Outcomes, Geriatric, Specialty, Partners, HBS, FPA, FPMI, Texas, HMHM, HBS CO, HBS CA, and FPM, and any other Person required to be consolidated with the foregoing in accordance with GAAP.

                  "Debt" means "Debt" as such term is defined in the Credit Agreement.

                  "EBITDA" means "EBITDA" as such term is defined in the Credit Agreement.

                  "Final Payment Date" means the earliest of (a) the Revolving Termination Date as defined in the Credit Agreement, (b) such date that Lessor may designate as a Final Payment Date following the occurrence of an Event of Default, or (c) any date on which Noteholder may require payment of the Notes at maturity or upon acceleration thereof.

                  "Guaranteed Amount" means an amount equal to Lessee's, Borrower's, Outcomes', Geriatric's, Specialty's, Partners's, HBS's, FPA's, FPMI's, Texas', HMHM's, and HBS CO's, obligations and liabilities incurred pursuant to a guaranty agreement under which such Persons guaranteed, among other things, the obligations, liabilities and indebtedness owed by Lessor to Bank as evidenced by Term Note B.

                  "Interest Payment" means, (a) with respect to the unpaid principal of the Floating Base Rate Balance, an amount equal to the product of (i) the quotient of (A) the number of days in the applicable Base Rental Period divided by (B) 365 multiplied by (ii) the Floating Base Rate Balance in effect from time to time multiplied by (iii) the lesser of (A) the Floating Base Rate in effect from day to day plus the Base Margin or (B) the Maximum Rate and (b) with respect to the unpaid principal of each LIBOR Balance, an amount equal to the product of (i) the quotient





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         of (A) the number of days in the applicable Base Renal Period divided by (B) 360 (or 365, if required pursuant to the definition of LIBOR
         Rate) multiplied by (ii) the applicable LIBOR Balance multiplied by
         (iii) the lesser of (A) the LIBOR Rate for the LIBOR Interest Period in effect with respect to such LIBOR Balance plus the Applicable LIBOR Margin, or (B) the Maximum Rate.

                  "Subsidiary" means "Subsidiary" as such term is defined in the Credit Agreement.

                  (b) the definitions of the following terms are hereby deleted from Paragraph 1 of the Lease Agreement in their entirety: "Colorado," "Debt Coverage Ratio," "Health LLC," and "Horizon;" and

                  (c) the definitions of the following terms are hereby added to Paragraph 1 of the Lease Agreement:

                  "Base Margin" means the "Base Margin" as such term is defined in the Credit Agreement.

                  "FPA" means Florida Psychiatric Associates, Inc., a Florida corporation.

                  "FPMI" means Florida Psychiatric Management, Inc., a Florida corporation.

                  "Geriatric" means Geriatric Medical Care, Inc., a Tennessee corporation.

                  "HBS" means Horizon Behavioral Services, Inc., a Florida corporation (formerly FPM Behavioral Health, Inc.).

                  "HMHM" means HMHM of Tennessee, Inc., a Tennessee corporation.

                  "HBS CO" means Horizon Behavioral Services-Colorado, Inc., a Colorado corporation.


                  "Specialty" means Specialty Rehab Management, Inc., a Delaware corporation.


                  "Texas" means FPMBH of Texas, Inc., a Delaware corporation.

         Section 2.2 Amendment to Paragraph 2. Paragraph 2 of the Lease Agreement is amended in its entirety to read as follows:

                  2. Term. The term of this Lease shall commence on the date first written above, and end at midnight on the Revolving Termination Date (as defined in the Credit Agreement), (said term hereinafter called the "Term"), unless sooner terminated as herein provided.

         Section 2.3 Amendment to Subparagraph 10(a). Subparagraph 10(a) of the Lease Agreement is amended in its entirety to read as follows:

                  (a) Incorporation of Covenants from Credit Agreement. Lessee will comply with each of the covenants contained in Articles 9 (excluding, however, for purposes of this Agreement, the covenants contained in Sections 9.5, 9.10), 10, and 11 (the "Covenants") of the Credit Agreement; provided, that for the purposes of the purposes of this Lease (i) any reference in the Covenants to "Loan Documents" (excluding the reference to Loan Documents contained in Subsections 10.1(a) and 10.2(b) of the Credit Agreement) shall meant the Loan Documents as defined herein; (ii) any reference to an "Event of Default" in the Covenants shall mean an Event of Default as defined herein; (iii) any reference to a Default in the Covenants shall mean a Default as defined herein; (iv) any reference to Agent or the




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         Banks in the Covenants shall mean the Bank hereunder; (v) any reference to "Parent" in the Covenants shall mean the Lessee hereunder; (vi) any reference to "Collateral" in the Covenants shall mean the Leased Premises hereunder; and (vii) any reference to the "Obligations" in the Covenants shall mean the Guaranteed Amount hereunder. As modified by the foregoing proviso, the Covenants and the definitions in the Credit Agreement of terms utilized therein are incorporated herein by reference.

         Section 2.4 Addition of Subparagraph 14(a)(x). Subparagraph 14(a)(x) is hereby added to Paragraph 14 of the Lease Agreement:

                           (x) An Event of Default (as defined in the Credit Agreement) occurs under the Credit Agreement whether or not the Credit Agreement at the time remains in effect as a valid, binding and enforceable agreement and such Default or Event of Default continues to exist after any and all applicable notices, grace periods and opportunities to cure, if any, have been given.

         Section 2.5 Reference to Amended and Restated Credit Agreement and Loan Agreement. The Lease Agreement is hereby amended so that any reference in such Lease Agreement to the Credit Agreement means the Existing Credit Agreement as amended and restated by the Amended and Restated Credit Agreement and any reference in such Lease Agreement to the Loan Agreement means the Loan Agreement as amended and as may be further amended.


                                   ARTICLE 3

                              Conditions Precedent

         Section 3.1 Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

                           (i) The Amended and Restated Credit Agreement
                  executed and delivered by Lessee and Borrower and evidence that all conditions precedent to its effectiveness thereunder have been satisfied; and

                           (ii) Such other additional approvals, opinions, or
                  documents as Bank may reasonably request;

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                  (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving notice or lapse of time or both would be an Event of Default; and

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.





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                                   ARTICLE 4

                 Ratifications, Representations and Warranties


         Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Lease Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Lease Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Lessor and Lessee agree that the Lease Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

         Section 4.2 Representations and Warranties. Lessee hereby represents and warrants to Lessor that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered by it in connection herewith have been authorized by all requisite corporate action on its part and will not violate its articles of incorporation or bylaws, (ii) the representations and warranties contained in the Lease Agreement, as amended hereby, and any other Loan Document to which it is a party are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate specifically to an earlier date, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Lessee is in full compliance with all covenants and agreements contained in the Lease Agreement as amended hereby and the other Loan Documents.


                                   ARTICLE 5

                                 Miscellaneous

         Section 5.1 Reference to Lease Agreement. Each of the Loan Documents, including the Lease Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Lease Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Lease Agreement shall mean a reference to the Lease Agreement as amended hereby.

         Section 5.2 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.3 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 5.4 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lessor and Lessee and their respective successors and assigns, except Lessee may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lessor and Noteholder.

         Section 5.5 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.


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         Section 5.6 Effect of Waiver. No consent or waiver, express or implied, by Lessor to or for any breach of or deviation from any covenant, condition or duty by Lessee shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.8 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.








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         Executed as of the date first written above.

                                     LESSOR:

                                     NORTH CENTRAL DEVELOPMENT COMPANY


                                     By:  /s/ JOHN T. AMEND
                                          -------------------------------------

                                          Name: John T. Amend

                                          Title: President


                            LESSEE:

                            HORIZON HEALTH CORPORATION (formerly known as Horizon Mental Health Management, Inc.)


                                     By:  /s/ RONALD C. DRABIK
                                          -------------------------------------

                                     Name: Ronald C. Drabik
                                           Authorized Officer for all Guarantors



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